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                              Janus Investment Fund

                          Janus Fundamental Equity Fund

                       Supplement dated December 11, 2008
                       to Currently Effective Prospectuses

Effective February 27, 2009, Janus Fundamental Equity Fund will change its name to "Janus Research Core Fund" and will eliminate its policy to invest at least 80% of its net assets in equity securities selected for their growth potential. No change is anticipated in the day-to-day management of the Fund as a result of the elimination of this policy. The Fund will continue to invest primarily in eligible equity securities which include domestic and foreign common stocks, preferred stocks, securities convertible into common stocks or preferred stocks (such as convertible preferred stocks, bonds, and debentures), and other securities with equity characteristics (including the use of derivatives).

You should consider this information in deciding whether the Fund is an appropriate investment for you.

                Please retain this Supplement with your records.

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                              Janus Investment Fund

                         INTECH Risk-Managed Stock Fund

                       Supplement dated December 11, 2008
                       to Currently Effective Prospectuses

Effective February 27, 2009, INTECH Risk-Managed Stock Fund will change its name to "INTECH Risk-Managed Core Fund" and will eliminate its policy to invest at least 80% of its net assets in common stocks. No change is anticipated in the day-to-day management of the Fund as a result of the elimination of this policy. The Fund will continue to apply a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index, which is the S&P 500(R) Index.

You should consider this information in deciding whether the Fund is an appropriate investment for you.

                Please retain this Supplement with your records.